SCHEDULE OF FAIR VALUE OF ASSETS ACQUIRED (Details) - Events Occurring After Reporting Date [Member] $ in Thousands	Feb. 03, 2022 USD ($)
IfrsStatementLineItems [Line Items]
Goodwill recognised as of acquisition date	$ 312
Isramat Ltd [Member]
IfrsStatementLineItems [Line Items]
Total assets	2,649
Benefit shareholder consulting agreement	28
Goodwill recognised as of acquisition date	312	[1]
Total net assets acquired	$ 2,989

[1]	Goodwill represents the excess of the purchase price over the fair value of the net tangible and identifiable intangible assets acquired. The goodwill is attributed to the expected benefits arising from the synergies of the combination of the activities of the Company and acquired company.